UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 25, 2010

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On February 25, 2010, Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), and its direct and indirect wholly-owned subsidiaries, Covenant Transport, Inc., a Tennessee corporation (“CTI”), CTG Leasing Company, a Nevada corporation (“CTGL”), Southern Refrigerated Transport, Inc., an Arkansas corporation (“SRT”), Covenant Asset Management, Inc., a Nevada corporation (“CAM”), Covenant Transport Solutions, Inc., a Nevada corporation (“CTS”), and Star Transportation, Inc., a Tennessee corporation (“ST,” and collectively with CTI, CTGL, SRT, CAM, and CTS, the “Borrowers”), entered into that certain Second Amendment to Third Amended and Restated Credit Agreement (the “Second Amendment”) with Bank of America, N.A., as agent (the “Agent”), JPMorgan Chase Bank, N.A. (“JPM”), and Textron Financial Corporation (collectively with the Agent and JPM, the “Lenders”), which amends that certain Third Amended and Restated Credit Agreement, dated September 23, 2008, by and among the Company, the Borrowers, the Agent, and the Lenders, as amended (the “Credit Agreement”).

The Second Amendment, among other things, (i) amended certain defined terms in the Credit Agreement, (ii) retroactively to January 1, 2010, amended the fixed charge coverage ratio covenant through June 30, 2010, to the levels set forth in the table below, which prevented a default of that covenant for January 2010, (iii) restarted the look back requirements of the fixed coverage ratio covenant beginning on January 1, 2010, and (iv) required Borrowers to order updated appraisals for certain real estate described in the Credit Agreement.  In exchange for these amendments, the Borrowers agreed to pay the Agent, for the pro rata benefit of the Lenders, a fee equal to 0.125% of the Lenders’ total commitments under the Credit Agreement, or approximately $106,000.  Following the effectiveness of the Second Amendment, our fixed charge coverage ratio will be as follows:

One month ending January 31, 2010	.80 to 1.00
Two months ending February 28, 2010	.65 to 1.00
Three months ending March 31, 2010	.72 to 1.00
Four months ending April 30, 2010	.80 to 1.00
Five months ending May 31, 2010	.85 to 1.00
Six months ending June 30, 2010	.90 to 1.00
Seven months ending July 31, 2010	1.00 to 1.00
Eight months ending August 31, 2010	1.00 to 1.00
Nine months ending September 30, 2010	1.00 to 1.00
Ten months ending October 31, 2010	1.00 to 1.00
Eleven months ending November 30, 2010	1.00 to 1.00
Twelve months ending December 31, 2010	1.00 to 1.00
Each rolling twelve-month period thereafter	1.00 to 1.00

The foregoing summary of the terms and conditions of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which will be filed with the Company’s Form 10-Q for the quarter ending March 31, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company's obligations under the Second Amendment is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: February 26, 2010	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer